Exhibit 10.1

FIRST AMENDMENT TO

STOCKHOLDERS AGREEMENT

This FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (this “Amendment”) is made and entered into as of September 17, 2014, by and between Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), and TPG Partners V, L.P., TPG FOF V-A, L.P. and TPG FOF V-B, L.P. (together with their Affiliates, “TPG” or the “TPG Investors”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings assigned to such terms in that certain Stockholders Agreement, dated as of November 4, 2013, by and among the Company, the TPG Investors and the Other Stockholders (the “Stockholders Agreement”).

Recitals

WHEREAS, the Company and the TPG Investors entered into the Stockholders Agreement in order to provide for certain governance rights and to set forth the respective rights and obligations of the Stockholders following the Company’s IPO;

WHEREAS, the Stockholders Agreement, among other things, entitles TPG to designate for nomination a majority of the seats on the Board of Directors of the Company (the “Board”) so long as TPG beneficially owns more than 50% of the Post-IPO TPG Shares;

WHEREAS, as of the date hereof, the Board is comprised of seven directors, (i) four of whom are TPG Directors, (ii) one of whom is the Chief Executive Officer of the Company and (iii) two of whom are Unaffiliated Directors;

WHEREAS, the Company intends to appoint a third Unaffiliated Director to the Board, effective as of October 1, 2014; and

WHEREAS, the parties hereto desire to amend the Stockholders Agreement on the terms set forth herein.

Agreement

NOW, THEREFORE, in consideration of the premises and of the respective covenants and agreements contained herein and in the Stockholders Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Section 3.1(b) of the Stockholders Agreement shall be deleted in its entirety and the following substituted therefor:

(b) Appointment of Additional TPG Director to the Board. For so long as (i) TPG, in the aggregate, beneficially owns more than 50% of the Post-IPO TPG Shares, and (ii) the Board is comprised of eight (8) directors, four (4) of whom are non-TPG Directors, the Board shall take all Necessary Action, as soon as reasonably practicable following receipt of written notice from TPG, to increase the size of the Board by one (1) director to nine (9) directors and to fill such newly created directorship with one (1) additional TPG Director who shall be designated by TPG.

2. Except as otherwise provided herein, all terms, provisions, covenants, representations, warranties and conditions in the Stockholders Agreement shall remain unchanged and in full force and effect.

3. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the parties hereunder to the extent such laws are applicable. All other questions concerning the construction, validity and interpretation of this Amendment shall be governed and construed in accordance with the domestic laws of the State of New York.

4. From and after the date hereof, any reference to the Stockholders Agreement shall be deemed to be a reference to the Stockholders Agreement as amended hereby.

5. This Amendment may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument. Counterpart signature pages to this Amendment may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.

SURGICAL CARE AFFILIATES, INC.

By:	/s/ Richard L. Sharff, Jr.
Name: Richard L. Sharff, Jr.
Title: Executive Vice President and General Counsel

[Signature Page to First Amendment to Stockholders Agreement]

TPG PARTNERS V, L.P.

By:	TPG GenPar V, L.P.,
its general partner
By:	TPG Gen Par V Advisors, LLC,
its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

TPG FOF V-A, L.P.

By:	TPG GenPar V, L.P.,
its general partner
By:	TPG Gen Par V Advisors, LLC,
its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

TPG FOF V-B, L.P.

By:	TPG GenPar V, L.P.,
its general partner
By:	TPG Gen Par V Advisors, LLC,
its general partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

[Signature Page to First Amendment to Stockholders Agreement]